UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: September 22, 2010
(Date of earliest event reported)

GATEWAY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-6404 (Commission File Number)	44-0651207 (I.R.S. Employer Identification Number)

1415 Louisiana, Suite 4100, Houston, Texas 77001
(Address of principal executive offices, including zip code)

(713) 336-0844
(Registrant's telephone number, including area code)

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 22, 2010, Gateway Pipeline USA Corporation (“Gateway Pipeline”), a wholly owned subsidiary of Gateway Energy Corporation (“Gateway”), entered into an Asset Sales Agreement (the “Agreement”) with Laser Pipeline Company, LP (“Laser”).  Pursuant to the Agreement and subject to the conditions contained therein, Gateway Pipeline agreed to acquire from Laser four pipelines and related assets, for $1,100,000. The four pipelines are located in Guadalupe and Shelby Counties, Texas, Miller County, Arkansas, and Pettis County, Missouri. The pipelines deliver natural gas on an exclusive basis to plants owned by Tyson Foods, Inc. (“Tyson”) pursuant to contracts with Tyson.  Contemporaneous with signing the agreement, Gateway paid Laser a deposit of $50,000.

Closing of the transactions contemplated by the Agreement is to occur on or before October 22, 2010 and is subject to a number conditions precedent to obligations of Gateway, including but not limited to, Laser obtaining the requisite consents from third parties, including Tyson, the material correctness of representations and warranties made by Laser, including title status, environmental status, condition of the assets, access to the records and assets owned by Laser, and the financial condition of the assets, among other things. Closing is also subject to certain conditions precedent to the obligations of Laser, including but not limited to the material correctness of representations and warranties made by Gateway.

Gateway expects to finance the acquisition through a combination of cash on hand, bank debt, and common stock, although it can provide no assurances as to the amount and form of any such financing.

The description of the Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Sales Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item7.01 Regulation FD Dislcosure

On September 28, 2010, Gateway hosted a conference call with investors to discuss the Agreement.  The conference call was made available to the public via conference call and webcast and a written presentation that accompanied the conference call was made available to the public at the time of the call and webcast through Gateway’s website.  The related written presentation referenced during the call is attached hereto as Exhibit 99.1.  In addition, on September 27, 2010, Gateway issued a press release announcing the acquisition of Laser.  The press release is attached hereto as Exhibit 99.2.  The information in Exhibits 99.1 and 99.2 is being furnished and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

9.01 Financial Statements and Exhibits

(d)     Exhibits

10.1     Asset Sales Agreement, dated September 22, 2010, between Laser Pipeline Company, LP, and Gateway Pipeline USA Corporation

99.1     Powerpoint Presentation regarding Laser acquisition

99.2     Press release announcing Laser acquisition

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                            GATEWAY ENERGY CORPORATION

                                                                                                            By:      /s/ Frederick M. Pevow, Jr.
                                                                                                            Frederick M. Pevow, Jr., President and
                                                                                                            Chief Executive Officer

Date:  September 28, 2010